UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 2, 2018

STURM, RUGER & COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-10435 (Commission File Number)	06-0633559 (IRS Employer Identification Number)

ONE LACEY PLACE, SOUTHPORT, CONNECTICUT	06890
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 259-7843

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

At its meeting on July 31, 2018, the Board of Directors (the “Board”) approved an amendment to Article 2, Section 15 of the Company’s By-Laws to change the date by which any shareholder proposal sought to be included in any proxy statement must be submitted to the Company. This change was made to align the By-Laws provisions regarding the submission of shareholder proposals with the time period for the submission of shareholder proposals under Rule 14a-8 adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. The amendment will shorten the period referenced in the 2018 proxy statement for the submission of shareholder proposals for inclusion in the 2019 proxy statement. Following the adoption of this amendment to the Company’s By-Laws, all such proposals are now due no later than November 27, 2018. This amendment is effective immediately.

The description above of the amendment to the Company’s By-Laws does not purport to be complete, and is qualified in its entirety by reference to the full text of Article 2, Section 15 of the bylaws as amended, as set forth in Exhibit 3.1 to this Form 8-K and incorporated in this Item by reference.

Item 7.01	Regulation FD Disclosure

We are furnishing this Report on Form 8-K with respect to Item 7.01 thereof in connection with the disclosure of information during a conference call and webcast on August 2, 2018, discussing our second quarter 2018 financial results. The transcript of the conference call and webcast is included as Exhibit 99.1 to this Report on Form 8-K.

This information (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

The text included with this Report on Form 8-K and the replay of the conference call and webcast on August 2, 2018, is available on our website located at Ruger.com/corporate, although we reserve the right to discontinue that availability at any time.

Certain statements contained in this Report on Form 8-K (including the exhibit) may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. Such forward-looking statements include, but are not limited to, statements regarding market demand, sales levels of firearms, anticipated castings sales and earnings, the need for external financing for operations or capital expenditures, the results of pending litigation against the Company, the impact of future firearms control and environmental legislation, and accounting estimates. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to publish revised forward-looking statements to reflect events or circumstances after the date such forward-looking statements are made or to reflect the occurrence of subsequent unanticipated events.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of the Company, as of July 31, 2018.

99.1	Transcript of conference call and webcast conducted on August 2, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STURM, RUGER & COMPANY, INC.

By:	/S/ Thomas A. Dineen
	Name:	Thomas A. Dineen
	Title:	Principal Financial Officer,
Principal Accounting Officer,
Senior Vice President, Treasurer and
Chief Financial Officer

Dated: August 2, 2018

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